UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2022

Jack Creek Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39602	00-0365269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

386 Park Avenue South, FL 20
New York , New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 710-5060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	JCICU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JCIC	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for Class A ordinary share at an exercise price of $11.50 per share	JCICW	The NASDAQ Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Agreement

On August 3, 2022, Jack Creek Investment Corp., a Cayman Islands exempted company (“JCIC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among JCIC, Wildfire New PubCo, Inc., a Delaware corporation and direct, wholly owned subsidiary of JCIC (“New PubCo”), Wildfire Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of New PubCo (“Wildfire Merger Sub I”), Wildfire Merger Sub II, Inc., a Delaware corporation and direct, wholly owned subsidiary of New PubCo (“Wildfire Merger Sub II”), Wildfire Merger Sub III, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of New PubCo (“Wildfire Merger Sub III”), Wildfire GP Sub IV, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of New PubCo (“Wildfire GP Sub IV” and together with Wildfire Merger Sub I, Wildfire Merger Sub II and Wildfire Merger Sub III, the “Merger Subs”), BTOF (Grannus Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”), and Bridger Aerospace Group Holdings, LLC, a Delaware limited liability company (the “Company”).

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), pursuant to which, among other things, (i) Wildfire Merger Sub I will merge with and into Blocker (the “First Merger”), with Blocker as the surviving entity of the First Merger, upon which Wildfire GP Sub IV will become general partner of such surviving entity, (ii) Wildfire Merger Sub II will merge with and into JCIC (the “Second Merger”), with JCIC as the surviving company of the Second Merger (the “Second Surviving Company”), and (iii) Wildfire Merger Sub III will merge with and into the Company (the “Third Merger” and together with First Merger and Second Merger, the “Mergers”), with the Company as the surviving company of the Third Merger. Following the Mergers, each of Blocker, JCIC, and the Company will be a subsidiary of New PubCo, and New PubCo will become a publicly traded company. At the closing of the Transactions (“Closing”), New PubCo will change its name to Bridger Aerospace Group Holdings, Inc., and its common stock is expected to list on the NASDAQ Capital Market under the ticker symbol “BAER.”

The Business Combination is expected to be consummated after the required approval by the shareholders of JCIC and the satisfaction of certain other conditions summarized below.

Merger Agreement

Consideration Paid to the Company – Company Transaction Consideration

The aggregate consideration to be paid to the equityholders of the Company (other than the holders of Series C preferred shares of the Company (“Company Series C Preferred Shares”)) (“Aggregate Common Stock Consideration”) at the Closing will consist of a number of shares of common stock of New PubCo (“New PubCo Common Stock”) equal to (i) (A) $724,600,000 minus (B) the aggregate stated value of the Company’s Series C Preferred Shares outstanding as of immediately prior to the effective time of the First Merger (the “First Effective Time”) and any accrued and unpaid interest thereon since the end of immediately preceding semi-annual distribution period, which amounts are to be determined in accordance with the Company’s current limited liability company agreement, minus (C) if the amount remaining in the trust account of JCIC (“Trust Account”) after allocating funds to the redemption (“JCIC Shareholder Redemption”) of Class A ordinary shares of JCIC (“JCIC Class A Ordinary Shares”) is less than $20,000,000, the excess of the aggregate fees and expenses for legal counsel, accounting advisors, external auditors and financial advisors incurred by Blocker and certain of its affiliates, the Company or its subsidiaries in connection with the Transactions, over $6,500,000, if any, divided by (ii) $10.00.

The aggregate consideration to be paid to holders of the Company Series C Preferred Shares at the Closing will consist of a number of shares of Series A preferred stock of New PubCo (“New PubCo Series A Preferred Stock”) equal to the number of Company Series C Preferred Shares outstanding as of immediately prior to the effective time of the First Merger. Shares of New PubCo Series A Preferred Stock will have rights and preferences that mirror certain rights and preferences currently held by the holders of the Company Series C Preferred Shares, including (i) cumulative, compounding dividends (initially anticipated to be 7.00% but to eventually increase to 11.00% after April 25, 2029 and subject to further increase upon the occurrence of certain events); (ii) a liquidation preference equal to the initial issuance price plus all accrued and unpaid dividends, whether or not declared (the

“Series A Preferred Stated Value”); (iii) mandatory redemption by New PubCo after April 25, 2032 for an amount equal to the aggregate Series A Preferred Stated Value; (iv) optional redemption (in whole or in part) by New PubCo at any time on or after April 25, 2027 for an amount equal to the aggregate Series A Preferred Stated Value (subject to a make-whole in the event of a redemption in connection with a change of control transaction prior to April 25, 2027); (v) optional conversion at the option of the holders into shares of New PubCo Common Stock equal to the Series A Preferred Stated Value divided by $11.00 per share (or $9.00 per share if converted within 30 days following the Closing Date); and (vi) certain consent rights with respect to the issuance by New PubCo of senior or pari passu equity securities, dividend payments to holders of New PubCo Common Stock prior to repayment of a liquidation preference, any liquidation, dissolution or winding up of New PubCo, certain change of control transactions if the full liquidation preference is not paid and certain amendments that would adversely affect the holders of New PubCo Series A Preferred Stock. The foregoing description of the terms of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by the proposed Certificate of Incorporation of New PubCo.

Effect of the First Merger

On the terms and subject to the conditions set forth in the Merger Agreement, at the First Effective Time: (i) the partnership interests of Blocker outstanding immediately prior to the First Effective Time will be converted into the right to receive an aggregate number of shares of New PubCo Common Stock equal to the product of (x) the Per Share Common Stock Consideration and (y) the number of Class B common shares of the Company held by Blocker immediately prior to the First Effective Time, which consideration will be allocated among the holders of the general partnership interests and limited partnership interests of Blocker (as of immediately prior to the First Effective Time) and (ii) the outstanding common stock of Wildfire Merger Sub I shall be converted into and become general partnership and limited partnership interests of surviving entity following the First Merger (the “First Surviving Limited Partnership”), which shall constitute one hundred percent (100%) of the outstanding equity of First Surviving Limited Partnership, to be owned by Wildfire GP Sub IV and New PubCo as provided in an amended and restated limited partnership agreement of First Surviving Limited Partnership in the form to be mutually agreed upon by JCIC, the Company and Blocker in good faith prior to the Closing. The “Per Share Common Stock Consideration” means the Aggregate Common Stock Consideration divided by the number of (a) common shares of the Company (“Company Common Shares”) issued and outstanding (other than any Company Common Shares held by the Company in its treasury) as of immediately prior to the respective Effective Time (as defined below), plus (b) the number of Company Common Shares into which preferred shares of the Company (other than Company Series C Preferred Shares outstanding as of immediately prior to the First Effective Time) outstanding as of immediately prior to such Effective Time are convertible.

Effect of the Second Merger

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Second Merger (the “Second Effective Time”), by virtue of the Second Merger:

(i)    each ordinary share of JCIC (“JCIC Ordinary Share”) issued and outstanding immediately prior to the Second Effective Time (other than Purchaser Excluded Shares (as defined below)) will be converted into one share of New PubCo Common Stock;

(ii)    each share of common stock of Wildfire Merger Sub II issued and outstanding immediately prior to the Second Effective Time will be converted into and become one share of common stock of the Second Surviving Company;

(iii)    each JCIC Ordinary Share issued and outstanding immediately prior to the Second Effective Time with respect to which a JCIC shareholder has validly exercised its redemption rights (collectively, the “Redemption Shares”) will not be converted into and become a share of New PubCo Common Stock, and will at the Second Effective Time be converted into the right to receive from the Second Surviving Company, in cash, an amount per share calculated in accordance with such shareholder’s redemption rights; and

(iv)    at the Second Effective Time, by virtue of the assumption of the warrant agreement, dated as of January 26, 2021, between JCIC and Continental Stock Transfer & Trust Company, a New York corporation, by New PubCo, each warrant of JCIC that entitles its holder to purchase one share of Class A ordinary share of JCIC at a price of $11.50 per share (“JCIC Warrant”) that is outstanding immediately prior to the Second Effective Time will automatically and irrevocably be modified to provide that such JCIC Warrant will be entitled to purchase one share of New PubCo Common Stock on the same terms and conditions.

“Purchaser Excluded Shares” means, without duplication, (i) the Redemption Shares, (ii) JCIC Ordinary Shares (if any), that, at the respective Effective Time, are held in the treasury of JCIC and (iii) JCIC Ordinary Shares (if any), that are owned by the Company and its subsidiaries.

Effect of the Third Merger

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Third Merger (the “Third Effective Time” and with the First Effective Time and the Second Effective Time, the “Effective Times”), each Company Common Share will be converted into the right to receive a number of shares of New PubCo Common Stock equal to the Per Share Common Stock Consideration and each Company Series C Preferred Share will be converted into the right to receive one share of New PubCo Series A Preferred Stock. The limited liability company interests of Wildfire Merger Sub III outstanding immediately prior to the Third Effective Time will be converted into and become the limited liability company interests of the surviving company (“Third Surviving Company”), which will constitute one hundred percent (100%) of the outstanding equity of the Third Surviving Company. The (i) Company Common Shares and the Company Series C Preferred Shares (if any) (together with Company Common Shares, the “Company Shares”) that are held in the treasury of the Company or its subsidiaries at the Third Effective Time and (ii) the Company Shares that are held by JCIC or any of its affiliates at the Third Effective Time, will be cancelled and no consideration will be paid or payable with respect thereto.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, formation and authority, (ii) authorization to enter into the Merger Agreement, (iii) capital structure, (iv) consents and approvals, (v) financial statements, (vi) liabilities, (vii) real estate, (viii) litigation, (ix) material contracts, (x) taxes, (xi) intellectual property, (xii) absence of changes, (xiii) environmental matters, (xiv) employee matters, (xv) licenses and permits, (xvi) compliance with laws, (xvii) regulatory matters, (xviii) benefit plans, (xix) insurance and (xx) Federal Aviation Administration certificate matters. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the Closing.

Covenants

The Merger Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) the operation of the Company and its subsidiaries’ respective businesses in the ordinary course of business prior to consummation of the Transactions, (ii) the parties’ efforts to satisfy conditions to consummation of the Transactions, (iii) prohibitions on discussions regarding alternative transactions, (iv) the preparation and filing of a registration statement on Form S-4 (the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the New PubCo Common Stock and warrants of New PubCo (“New PubCo Warrants”) to be issued pursuant to the Merger Agreement, which will also contain a prospectus and proxy statement for the purpose of soliciting proxies from JCIC’s shareholders to vote in favor of certain matters (the “JCIC Shareholder Matters”), including, (1) the adoption of the Merger Agreement and approval of the Transactions, (2) the amendment and restatement of the memorandum and articles of association of JCIC, attached as Exhibit I to the Merger Agreement, (3) on an advisory basis only, the material differences between JCIC’s existing Amended and Restated Memorandum and Articles of Association and the amended and restated certificate of incorporation of New PubCo, substantially in the form attached as Exhibit A to the Merger Agreement, (4) the approval and assumption of the Bridger Aerospace Group Holdings, Inc. 2022 Omnibus Incentive Plan and any grants or awards issued thereunder and the approval of the Bridger Aerospace Group Holdings, Inc. 2022 Employee Stock Purchase Plan of New PubCo, substantially in the forms attached as Exhibit L and Exhibit M to the Merger Agreement, respectively, (5) any other proposals that the

Securities and Exchange Commission (the “SEC”) may indicate are necessary in its comments to the proxy statement or correspondence related thereto, (6) any other proposals that the parties agree are necessary or desirable to consummate the Transactions and (7) adjournment of the special meeting of shareholders of JCIC (the “Special Meeting”), if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing, (v) the protection of, and access to, confidential information of the parties, (vi) the extension (“Extension”) of the deadline by which JCIC must complete a business combination upon written request of the Company (upon which request JCIC shall use commercially reasonable efforts to seek an extension of not earlier than March 27, 2023 so long as the consummation of the Transactions following such date would not be permanently enjoined or prohibited by the terms of any final, non-appealable governmental order or any applicable law, (vii) New PubCo, JCIC, and the Company’s efforts to obtain a listing of the New PubCo Common Stock and New PubCo Warrants on NASDAQ and (viii) the parties’ efforts to obtain necessary approvals from governmental agencies.

Conditions to Closing

The consummation of the Transactions is subject to customary closing conditions for transactions involving special purpose acquisition companies, including, among others: (i) approval of the JCIC Shareholder Matters by JCIC’s shareholders, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) no order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions being in force, (iv) the Registration Statement having become effective, (v) the shares of New PubCo Common Stock and New PubCo Warrants to be issued pursuant to the Merger Agreement having been approved for listing on NASDAQ, (vi) JCIC having at least $5,000,001 of net tangible assets remaining after JCIC Shareholder Redemption and (vii) customary bring-down conditions. Additionally, the obligations of the Company and its subsidiaries and Blocker to consummate the Transactions are also conditioned upon, among others, (A) each of the covenants of each of the parties to the Sponsor Agreement (as defined below) required under the Sponsor Agreement to be performed as of or prior to the Closing having been performed in all material respects and (B) New PubCo having delivered to the Company executed copies of the Registration Rights Agreement and Stockholders Agreement.

Termination

The Merger Agreement may be terminated as follows:

(i)	by written consent of Company and JCIC;

(ii)

prior to the Closing, by written notice to the Company from JCIC if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Merger Agreement, such that certain closing conditions would not be satisfied at the Closing, subject to a 30-day cure period, or (ii) the Closing has not occurred on or before January 26, 2023 (the “Termination Date”) (provided, that if JCIC obtains the approval of its shareholders for an Extension, JCIC or the Company will have the right by providing written notice thereof to the other party to extend the Termination Date for an additional period equal to the shortest of (a) two (2) additional months, (b) the period ending on the last date for JCIC to consummate its Business Combination pursuant to such Extension, (c) such period as mutually agreed by JCIC and the Company as the earliest practicable date for consummation of the Transactions and (d) the period ending on the date on which the consummation of the Mergers is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or a statute, rule or regulation);

(iii)

prior to the Closing, by written notice to JCIC from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of JCIC set forth in the Merger Agreement, such that certain closing conditions would not be satisfied at the Closing, subject to a 30-day cure period, (ii) the Closing has not occurred on or before the Termination Date, or (iii) the consummation of the Mergers is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or a statute, rule or regulation;

(iv)	by written notice from the Company if the JCIC Shareholder Matters are not approved by the JCIC shareholders at the Special Meeting (subject to any adjournment, postponement or recess of the meeting);

(v)

by written notice from JCIC to the Company if the Company fails to deliver to JCIC the written consent of the equityholders of the Company consenting to the terms of the Merger Agreement and approving the Transactions within twenty-four (24) hours following the execution of the Merger Agreement; or

(vi)

by written notice from the Company to JCIC if there has been a withdrawal, amendment, qualification or modification in the recommendation of the board of directors of JCIC to the shareholders of JCIC to approve the Transactions.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K (this “Current Report”) to provide investors with information regarding its terms. It is not intended to provide any other factual information about JCIC, the Company, Blocker or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in JCIC’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Related Agreements

Sponsor Agreement

Concurrently with the execution and delivery of the Merger Agreement, JCIC, each of its officers and directors and JCIC Sponsor LLC (the “Sponsor” and together with its officers and directors, “Sponsor Persons”) and New PubCo entered into a Sponsor Agreement (the “Sponsor Agreement”), pursuant to which, among other things, the Sponsor agreed to a forfeiture, effective as of immediately prior to the Closing, of the number of Class B ordinary shares of JCIC (“JCIC Class B Ordinary Shares”) equal to the sum of (a) 8,550,000 minus the number of Available Sponsor Shares (as defined below), and (b) if the amount remaining in the Trust Account after allocating funds to the JCIC Shareholder Redemption is less than $20,000,000, (i) the excess of the aggregate of fees and expenses for legal counsel, accounting advisors, external auditors and financial advisors incurred by JCIC in connection with the Transactions prior to Closing, but excluding any deferred underwriting fees, over $6,500,000, if any, divided by (ii) $10.00.

“Available Sponsor Shares” means, (i) if the Trust Account is less than or equal to $50,000,000, after deducting all amounts payable in respect of the JCIC Shareholder Redemption, 4,275,000 JCIC Class B Ordinary Shares and (ii) if the Trust Account is greater than $50,000,000, after deducting all amounts payable in respect of the JCIC Shareholder Redemption, a number of JCIC Class B Ordinary Shares equal to (A) 8,550,000, multiplied by (B)(1) the amount in the Trust Account after deducting all amounts payable in respect of the JCIC Shareholder Redemption, divided by (2) $100,000,000; provided, that, in no event shall the Available Sponsor Shares exceed 8,550,000.

In addition, pursuant to the Sponsor Agreement, the Sponsor agreed to subject 20% of the Available Sponsor Shares (“Earnout Shares”) to a performance-based vesting schedule such that 50% of the Earnout Shares will vest on the first date during the earnout period of 5 years (the “Earnout Period”) on which the volume-weighted average closing sale price of a share of New PubCo Common Stock is greater than $11.50 for a period of at least twenty (20) days out of thirty (30) consecutive trading days and 50% of the Earnout Shares will vest on the first date during the Earnout Period on which the volume-weighted average closing sale price of a share of New PubCo Common Stock is greater than $13.00 for a period of at least twenty (20) days out of thirty (30) consecutive trading days.

If the amount remaining in the Trust Account after deducting all amounts payable in respect of the JCIC Shareholder Redemption is less than $50,000,000, then immediately prior to Closing, each of JCIC and the Sponsor agreed to convert any outstanding loan balance under a promissory note between JCIC and the Sponsor, under which $500,000 has been drawn as of the date hereof, into a number of JCIC Class A Ordinary Shares equal to the amount of outstanding loan balance under such promissory note divided by $10.00, rounded up to the nearest whole share.

The foregoing description of the Sponsor Agreement is not complete and is qualified in its entirety by reference to the Sponsor Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Stockholders Agreement

In connection with the execution of the Merger Agreement, New PubCo, the Sponsor, certain of Bridger Element LLC and its equityholders (collectively, the “Founder Stockholders”) and certain entities affiliated with Blackstone Inc. (collectively, the “BTO Stockholders”) have agreed to enter into a Stockholders Agreement (the “Stockholders Agreement”) at the closing of the Transaction. Pursuant to terms of the Stockholders Agreement, effective as of the date the closing of the Transaction occurs (the “Closing Date”), New PubCo’s board of directors (the “Board”) is anticipated to be comprised of nine directors.

Following the Closing, the BTO Stockholders, collectively, will have the right, but not the obligation, to nominate for election to the Board (i) up to two (2) directors, for so long as the BTO Entities (as defined in the Stockholders Agreement) collectively beneficially own (directly or indirectly) at least 10% of the outstanding Stock (as defined in the Stockholders Agreement); and (ii) one (1) director, for so long as the BTO Entities collectively beneficially own (directly or indirectly) less than 10% of the outstanding Stock, but at least 33% of the shares of Stock held by the BTO Entities as of the Closing. In addition, for so long as the BTO Entities have such nomination rights, (i) the Board will use reasonable best efforts to cause any committee of the Board to include in its membership at least one director nominated by the BTO Stockholders provided that such individual satisfies all applicable SEC and stock exchange requirements and (ii) the BTO Stockholders will have a consent right over affiliate transactions entered into by New PubCo or any of its subsidiaries, subject to customary exceptions.

The Founder Stockholders, to the extent they collectively beneficially own (directly or indirectly) at least 10% of the outstanding Stock will have the right, but not the obligation, to nominate the Chairperson of the Compensation and Nominating and Corporate Governance Committees of the Board, subject to satisfaction of applicable SEC and stock exchange requirements.

Subject to the terms and conditions of the Stockholders Agreement, (i) each of the Founder Stockholders and the BTO Stockholders agree to take all necessary action (including, without limitation, voting or providing a proxy with respect to such stockholder’s shares) to effect the appointment of the directors nominated by the BTO Stockholders and (ii) the Sponsor agrees to vote all shares of New PubCo Common Stock owned by it in favor of the slate of directors nominated by or at the direction of the Board or a duly authorized committee thereof in connection with each vote taken in connection with the election of directors to the Board and agrees not to seek to remove or replace a designee of the BTO Stockholders.

Subject to the terms and conditions of the Stockholders Agreement and applicable securities laws, the BTO Stockholders will have preemptive rights to acquire their pro rata share of any new issuance of equity securities (or any securities convertible into or exercisable or exchangeable for equity securities) by New PubCo after the consummation of the Transactions, subject to customary exceptions. The BTO Stockholders will be entitled to apportion the preemptive rights granted to it in such proportions as it deems appropriate, among (i) itself and (ii) any BTO Entity; provided that each such BTO Entity agrees to enter into the Stockholders Agreement, as a “Stockholder” under the Stockholders Agreement. The foregoing description of the Stockholders Agreement is not complete and is qualified in its entirety by reference to the form of Stockholders Agreement, which is attached as Exhibit D to the Merger Agreement which is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Amended & Restated Registration Rights Agreement

In connection with the execution of the Merger Agreement, New PubCo, the Sponsor, the BTO Stockholders and certain stockholders of the Company have agreed to enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) at the time of the Closing. The Registration Rights Agreement will provide these holders (and their permitted transferees) with the right to require New PubCo, New PubCo’s expense, to register New PubCo Common Stock that they hold on customary terms for a transaction of this type, including customary demand and piggyback registration rights. The Registration Rights Agreement will also provide that New PubCo pay certain expenses of the electing holders relating to such registrations and indemnify them against certain liabilities that may arise under the Securities Act. In addition, pursuant to the Registration Rights Agreement the Company’s stockholders (other than the BTO Entities) and the Sponsor will be subject to a restriction on transfer of their New PubCo Common Stock for a period of twelve (12) months following the Closing, and the BTO Entities will be subject to a restriction on transfer of their New PubCo Common Stock for a period of six (6) months following the Closing, in each case subject to certain exceptions. The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is attached as Exhibit C to the Merger Agreement which is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above under the caption “Merger Agreement” in Item 1.01 of this Current Report is incorporated by reference herein. The issuance of shares of the New PubCo Common Stock and New PubCo Series A Preferred Stock to be issued in the Mergers to equityholders of the Company delivering a written consent consenting to the terms of the Merger Agreement and approving the Transactions will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On August 4, 2022, JCIC and the Company issued a joint press release (the “Press Release”) announcing the Transactions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated August 2022, that will be used by JCIC and the Company with respect to the Transactions.

Attached as Exhibit 99.3 and incorporated by reference herein is an email and note to the Company’s employees, dated August 4 2022, regarding the Transaction that the Company plans to distribute to its employees.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of JCIC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Item 8.01.	Other Events

J.P. Morgan Securities LLC Waiver of Deferred Underwriting Fees

Pursuant to a letter dated July 29, 2022 from J.P. Morgan Securities LLC (“J.P. Morgan”) to JCIC, J.P. Morgan notified JCIC that, subject to certain conditions, J.P. Morgan waives its entitlement to the payment of any deferred compensation in connection with its role as underwriter in JCIC’s January 2021 initial public offering. The condition to such waiver is the occurrence of the earlier of (i) notice by J.P. Morgan to JCIC that the condition is deemed satisfied by J.P. Morgan in its sole discretion or (ii) the filing of an acceleration request pursuant to Rule 461 relating to the Registration Statement relating to the Transactions. Effective as of the satisfaction of such condition, J.P. Morgan resigns from, and ceases and refuses to further act in, every office, capacity, and relationship contemplated under the terms of the underwriting agreement, dated January 21, 2021, among JCIC, on the one hand, and J.P. Morgan and UBS Securities LLC, on the other hand, or otherwise in connection with the Business Combination.

Item 9.01.	Financial Statement and Exhibits.

(d)    Exhibits.

The Exhibit Index is incorporated by reference herein.

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No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, expectations related to the terms, satisfaction of conditions precedent and timing of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of JCIC’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination is not obtained; failure to realize the anticipated benefits of the Business

Combination; risks relating to the uncertainty of the projected financial information with respect to the Company; the Company’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to the Company’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between the Company and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of the Company as a result of the announcement and consummation of the Business Combination; risks that the Company is unable to secure or protect its intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by JCIC’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in JCIC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, JCIC’s Annual Report on Form 10-K for the year ended December 31, 2021, and in those documents that JCIC or New PubCo has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither JCIC nor the Company presently know or that JCIC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect JCIC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report. JCIC and the Company anticipate that subsequent events and developments will cause JCIC’s and the Company’s assessments to change. However, while JCIC and the Company may elect to update these forward-looking statements at some point in the future, JCIC and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing JCIC’s and the Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

The Business Combination will be submitted to shareholders of JCIC for their consideration and approval at a special meeting of shareholders. JCIC and the Company will prepare a registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC by New PubCo, which will include preliminary and definitive proxy statements to be distributed to JCIC’s shareholders in connection with JCIC’s solicitation for proxies for the vote by JCIC’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to JCIC’s shareholders and certain of the Company’s equityholders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, JCIC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. JCIC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with JCIC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about JCIC, the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by JCIC, without charge, at the SEC’s website located at www.sec.gov. Copies of these filings may be obtained free of charge on JCIC’s “Investor Relations” website at https://www.jackcreekinvestmentcorp.com/ or by directing a request to Lauren Ores, 386 Park Avenue South, FL 20, New York, NY 10016.

Participants in the Solicitation

JCIC and the Company and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of JCIC’s shareholders in connection with the Business

Combination. Investors and security holders may obtain more detailed information regarding JCIC’s directors and executive officers in JCIC’s filings with the SEC, including JCIC’s Annual Report on Form 10-K filed with the SEC on March 21, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to JCIC’s shareholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of JCIC’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that JCIC or New PubCo may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by JCIC and New PubCo through the website maintained by the SEC at http://www.sec.gov.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated August 3, 2022 by and among Jack Creek Investment Corp., Wildfire New PubCo, Inc., Wildfire Merger Sub I, Inc., Wildfire Merger Sub II, Inc., Wildfire Merger Sub III, LLC, Wildfire GP Sub IV, LLC, BTOF (Grannus Feeder) – NQ L.P., and Bridger Aerospace Group Holdings, LLC.

10.1	Sponsor Agreement, dated August 3, 2022, by and among JCIC, each of its officers and directors, JCIC Sponsor LLC and New PubCo.

99.1	Joint Press Release of Jack Creek Investment Corp. and Bridger Aerospace Group Holdings, LLC issued August 4, 2022.

99.2	Investor Presentation dated August 2022.

99.3	Employee Email and Note, dated August 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Jack Creek Investment Corp. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK CREEK INVESTMENT CORP.

Date: August 4, 2022	By:	/s/ Lauren Ores
	Name:	Lauren Ores
	Title:	Chief Financial Officer